September 3, 1998

          Securities and Exchange Commission
          Judiciary Plaza
          450 Fifth Street, N.W.
          Washington, D.C.  20549

          Re: Imperial CMB Trust Series 1998-2 Collateralized Asset-Backed Bonds; File No. 333-38879.

          Ladies and Gentlemen:

          Enclosed herewith for filing on behalf of Imperial CMB Trust Series 1998-1 (as issuer under a series 1998-1 Indenture dated as of January 29, 1998, providing for, among other things, the issuance of Collateralized Asset-Backed Bonds Series 1998-1 is a Current Report on Form 8-K.

          The Series 1998-1 Collateralized Asset-Backed Bonds will include four classes (the "Bonds"): (i) Class A Bonds (the "Senior Bonds");
          (ii) Class M-1 Bonds and Class M-2 Bonds (together, the "Class M Bonds"); and (iii) Class B Bonds (the "Class B Bonds"; and together with the Class M Bonds, the "Subordinate Bonds"). The Bonds will represent obligations of the Imperial CMB Trust Series 1998-1 (the "Issuer"), which will be formed pursuant to a Trust Agreement to be dated as of January 16, 1998. The Bonds will be issued pursuant to an Indenture to be dated as of January 29, 1998, between the Issuer and Bankers Trust Company of California, N.A., the Indenture Trustee
         (the "Indenture

          The Bonds were registered under the Securities Act of 1933. As a result, the Registrant is subject to the filing requirements of
          Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Trust intends to fulfill these filing requirements in the manner described herein:

          The agent for Registrant will file, promptly after each Distribution Date (as defined in the Indenture), a Current Report on Form 8-K in substantially the form enclosed herewith, including as an exhibit thereto the applicable Distribution Date Report. Each such Current Report will also disclose under Item 5 any matter occurring during the relevant reporting period which would be reportable under Item 1, 2, 4 or 5 of Part II of Form 10-Q.

          Within 90 days after the end of each fiscal year, the agent for the Registrant will file an annual report of Form 10-K, which responds to Items 2, 3, and 4 of Part I, Items 5 and 9 of Part II, Items 12 and 13 of Part III and Item 14 of Part IV thereof, and include as exhibits thereto certain information from the Distribution Date reports aggregated for such year and a copy of the independent accountants' annual compliance statement required under the Pooling and Servicing Agreement.

          The agent for the Registrant will follow the above procedures except for any fiscal year as to which its reporting obligations under
          Section 15(d) of the Exchange Act have been suspended pursuant to such Section. In such event, the agent for the Registrant will file a Form 15 as required under Rule 15d-6.

          Should you wish to discuss the above filing procedures, please call Judy L. Gomez at (949) 253-7562.


          Sincerely,
          /s/ Judy L. Gomez
          Assistant Vice President
          Bankers Trust Company of California, N.A.
          S.E.C. Reporting Agent for Imperial CMB Trust Series 1998-1 Collateralized Asset-Backed Bonds Series, 1998-1.


                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                      FORM 8-K


                 Current Report Pursuant To Section 13 or 15(d) of the
                             Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  February 26, 1998


                        IMPERIAL CMB TRUST SERIES 1998-1
          (as issuer under the Indenture, dated as of January 29, 1998, providing for the issuance of Collaterialized Asset-Backed Bonds Series, 1998-1).


                        IMPERIAL CMB TRUST SERIES 1998-1
             (Exact name of Registrant as specified in its Charter)


                                     DELAWARE
                   (State or Other Jurisdiction of Incorporation)


              333-38879                                  33-0705301
              (Commission File Number)                  (I.R.S. Employer
                                                        Identification No.)


 		  c/o WILMINGTON TRUST COMPANY
 		  RODNEY SQUARE NORTH
            1100 NORTH MARKET STREET
            WILMINGTON, DELAWARE                      19890
            (Address of principal executive offices)  (Zip Code)


          Registrant's Telephone Number, Including Area Code:  (714) 556-0122


          ITEM 5.     Other Events

               Attached hereto are copies of the Monthly Remittance Statements to the Certificateholders which were derived from the monthly information submitted by the Master Servicer to the Trustee.


          ITEM 7.     Financial Statement and Exhibits

          Exhibits:   (as noted in Item 5 above)


          Monthly Remittance Statement to the Certificateholders dated as of February 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of March 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of April 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of May 25, 1998.

          Monthly Remittance Statement to the Certificateholders dated as of June 25, 1998.


                                      SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                  Bankers Trust Company of California, N.A., not in its individual capacity, but solely as a duly authorized agent of the Registrant pursuant to the Indenture, dated as of January 29, 1998.


          Date:  September 3, 1998          By:  /s/ Judy L. Gomez
                                            Judy L. Gomez
                                            Assistant Vice President


                                   EXHIBIT INDEX

                                                                  Sequential
          Document                                                Page Number


          Monthly Remittance Statement to the Certificateholders
          dated as of February 25, 1998.                                    4

          Monthly Remittance Statement to the Certificateholders
          dated as of March 25, 1998.                                       7

          Monthly Remittance Statement to the Certificateholders
          dated as of April 25, 1998.                                       12

          Monthly Remittance Statement to the Certificateholders
          dated as of May 25, 1998.                                         16

          Monthly Remittance Statement to the Certificateholders
          dated as of June 25, 1998.                                        19


IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Collateralized Mortgage Notes
Series 1998-1
Statement to Bondholders

DISTRIBUTION IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST       PRINCIPAL

A    295,678,848.00  295,678,848.00  1,638,553.62    1,193,480.75
M-1   27,982,225.00   27,982,225.00    166,727.42      112,947.70
M-2   24,251,262.00   24,251,262.00    146,518.04       97,888.01
B     14,923,854.00   14,923,854.00     90,164.95       60,238.78

TOTALS 362,836,189.00  362,836,189.00  2,041,964.03  1,464,555.24

                                                          CURRENT
                     REALIZED          DEFERRED         PRINCIPAL
CLASS      TOTAL       LOSSES          INTEREST           BALANCE

A   2,832,034.37         0.00              0.00    294,485,367.25
M-1   279,675.12         0.00              0.00     27,869,277.30
M-2   244,406.05         0.00              0.00     24,153,373.99
B     150,403.73         0.00              0.00     14,863,615.22

TOTALS  3,506,519.27     0.00              0.00    361,371,633.76

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS  CUSIP    BALANCE   INTEREST   PRINCIPAL   TOTAL    BALANCE
A   452628AT7 1,000.000000 5.541667  4.036409  9.578076 995.963591
M-1 452628AU4 1,000.000000 5.958333  4.036409  9.994742 995.963591
M-2 452628AV2 1,000.000000 6.041667  4.036409 10.078076 995.963591
B   452628AW0 1,000.000000 6.041667  4.036409 10.078076 995.963591

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       6.650000%             6.650000%
M-1     7.150000%             7.150000%
M-2     7.250000%             7.250000%
B       7.250000%             7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  January 30, 1998                    Irvine, CA 92614
DISTRIBUTION DATE:  February 27, 1998  FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:          February 25, 1998
DELINQUENT AND
FORCLOSURE LOAN    30 TO 59      60 TO 89      90 PLUS
INFORMATION            DAYS          DAYS         DAYS      TOTAL
PRINCIPAL BALANCE      0.00          0.00         0.00       0.00
% OF POOL BALANCE   0.0000%       0.0000%      0.0000%    0.0000%
NUMBER OF LOANS           0             0            0          0
PERCENTAGE OF LOANS 0.0000%       0.0000%      0.0000%    0.0000%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00        0.00
% OF POOL BALANCE   0.0000%       0.0000%     0.0000%     0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS 0.0000%       0.0000%     0.0000%     0.0000%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00        0.00
% OF POOL BALANCE   0.0000%       0.0000%     0.0000%     0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS 0.0000%       0.0000%     0.0000%     0.0000%
REO LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00       0.00%
% OF POOL BALANCE   0.0000%       0.0000%      0.0000%    0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS 0.0000%       0.0000%      0.0000%    0.0000%

BOOK VALUE OF REO PROPERTY:                                  0.00

AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,711,955.24

AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  1,471,133.62

AGGREGATE COLLECTIONS
WITH RESPECT TO THE MORTGAGE LOANS:                  4,183,088.86

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               1,464,555.24

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            1,220,985.99

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATE HOLDERS:             0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:                    0.00

AGGREGATE CURRENT
INTEREST SHORTFALL TO BONDHOLDERS:                           0.00

AGGREGATE CURRENT INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                     1,276,314.99

CURRENT AGGREGATE
PRINCIPAL BALANCE OF THE MORTGAGE LOANS:           371,624,895.01

AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             2,491

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:     April 27, 1998
AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                  309.18

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                5,304.39

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                5,613.57

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTERESTS MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT
OF REALIZED LOSSES SINCE THE CLOSING DATE:                   0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:            0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:              0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:     0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:           0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:            0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:              0.00
Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:          March 25, 1998
DELINQUENT AND
FORCLOSURE LOAN    30 TO 59      60 TO 89      90 PLUS
INFORMATION            DAYS          DAYS         DAYS       TOTAL
PRINCIPAL BALANCE  301,070.15        0.00         0.00  301,070.15
% OF POOL BALANCE     0.0822%     0.0000%      0.0000%     0.0822%
NUMBER OF LOANS             2           0            0           2
PERCENTAGE OF LOANS   0.0811%     0.0000%      0.0000%     0.0811%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE        0.00        0.00         0.00        0.00
% OF POOL BALANCE     0.0000%     0.0000%      0.0000%     0.0000%
NUMBER OF LOANS             0           0            0           0
PERCENTAGE OF LOANS   0.0000%     0.0000%      0.0000%     0.0000%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE        0.00        0.00         0.00   91,480.11
% OF POOL BALANCE     0.0000%     0.0000%      0.0000%     0.0250%
NUMBER OF LOANS             0           0            0           1
PERCENTAGE OF LOANS   0.0000%     0.0000%      0.0000%     0.0406%
REO LOAN INFORMATION:
PRINCIPAL BALANCE        0.00        0.00         0.00       0.00%
% OF POOL BALANCE     0.0000%     0.0000%      0.0000%     0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS   0.0000%     0.0000%      0.0000%    0.0000%
BOOK VALUE OF REO PROPERTY:                                  0.00
AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,682,800.86
AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  5,154,222.36
AGGREGATE COLLECTIONS
WITH RESPECT TO THE MORTGAGE LOANS:                  7,837,023.22

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               5,149,003.84

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            4,905,726.88

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATE HOLDERS:             0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00
AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:            1,276,314.99

AGGREGATE CURRENT
INTEREST SHORTFALL TO BONDHOLDERS:                           0.00

AGGREGATE CURRENT INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                      1,279,508.02

CURRENT AGGREGATE
PRINCIPAL BALANCE OF THE MORTGAGE LOANS:           366,468,988.63

AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             2,446

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:  March 25, 1998
AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                 1,684.02

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                23,875.97

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                25,559.99

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:          0.00

AMOUNT OF COMPENSATING INTERESTS MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                     0.00

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                 0.00

CUMULATIVE AMOUNT
OF REALIZED LOSSES SINCE THE CLOSING DATE:                    0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:             0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:               0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:      0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:            0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:             0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:               0.00
Page 3 of 3                   COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Collateralized Mortgage Notes
Series 1998-1
Statement to Bondholders

DISTRIBUTION IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST       PRINCIPAL

A    295,678,848.00  294,485,367.25  1,631,939.74    4,195,974.85
M-1   27,982,225.00   27,869,277.30    166,054.44      397,095.41
M-2   24,251,262.00   24,153,373.99    145,926.63      344,149.36
B     14,923,854.00   14,863,615.22     89,801.01      211,784.23

TOTALS 362,836,189.00  361,371,633.76  2,003,721.82  5,149,003.85

                                                          CURRENT
                     REALIZED          DEFERRED         PRINCIPAL
CLASS      TOTAL       LOSSES          INTEREST           BALANCE

A   5,827,914.59         0.00              0.00    290,289,392.40
M-1   563,149.85         0.00              0.00     27,472,181.89
M-2   490,075.99         0.00              0.00     23,809,224.63
B     301,585.24         0.00              0.00     14,651,830.99

TOTALS  7,182,725.67     0.00              0.00    356,222,629.91

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 452628AT7 995.963591 5.519298 14.190988 19.710286 981.772603
M-1 452628AU4 995.963591 5.934283 14.190988  20.125271 981.772604
M-2 452628AV2 995.963591 6.017280 14.190988  20.208268 981.772603
B   452628AW0 995.963591 6.017280 14.190988  20.208268 981.772603

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       6.650000%             6.650000%
M-1     7.150000%             7.150000%
M-2     7.250000%             7.250000%
B       7.250000%             7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  February 27, 1998                   Irvine, CA 92614
DISTRIBUTION DATE:  March 25, 1998    FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Collateralized Mortgage Notes
Series 1998-1
Statement to Bondholders

DISTRIBUTION IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST       PRINCIPAL

A    295,678,848.00  290,289,392.40  1,608,687.05    3,071,207.33
M-1   27,982,225.00   27,472,181.89    163,688.42      290,650.53
M-2   24,251,262.00   23,809,224.63    143,847.40      251,897.13
B     14,923,854.00   14,651,830.99     88,521.48      155,013.62

TOTALS 362,836,189.00  356,222,629.91  2,004,744.35  3,768,768.61

                                                          CURRENT
                     REALIZED          DEFERRED         PRINCIPAL
CLASS      TOTAL       LOSSES          INTEREST           BALANCE

A   4,679,894.38         0.00              0.00    287,218,185.07
M-1   454,338.95         0.00              0.00     27,181,531.36
M-2   395,744.53         0.00              0.00     23,557,327.50
B     243,535.10         0.00              0.00     14,496,817.37

TOTALS  5,773,512.96     0.00              0.00    352,453,861.30

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 452628AT7 981.772603 5.440657 10.386970 15.827627 971.385633
M-1 452628AU4 981.772604 5.849729 10.386970  16.236698 971.385634
M-2 452628AV2 981.772603 5.931543 10.386970  16.318513 971.385633
B   452628AW0 981.772603 5.931543 10.386970  16.318513 971.385633

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       6.650000%             6.650000%
M-1     7.150000%             7.150000%
M-2     7.250000%             7.250000%
B       7.250000%             7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  March 31, 1998                     Irvine, CA 92614
DISTRIBUTION DATE:  April 27, 1998    FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:          April 27, 1998
DELINQUENT AND
FORCLOSURE LOAN    30 TO 59      60 TO 89      90 PLUS
INFORMATION            DAYS          DAYS         DAYS      TOTAL
PRINCIPAL BALANCE      0.00          0.00         0.00       0.00
% OF POOL BALANCE   0.0000%       0.0000%      0.0000%    0.0000%
NUMBER OF LOANS           0             0            0          0
PERCENTAGE OF LOANS 0.0000%       0.0000%      0.0000%    0.0000%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00 260,879,.98
% OF POOL BALANCE   0.0000%       0.0000%     0.0000%     0.0719%
NUMBER OF LOANS           0             0           0           2
PERCENTAGE OF LOANS 0.0000%       0.0000%     0.0000%     0.0818%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00   91,432.75
% OF POOL BALANCE   0.0000%       0.0000%     0.0000%     0.0252%
NUMBER OF LOANS           0             0           0           1
PERCENTAGE OF LOANS 0.0000%       0.0000%     0.0000%     0.0409%
REO LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00       0.00%
% OF POOL BALANCE   0.0000%       0.0000%      0.0000%    0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS 0.0000%       0.0000%      0.0000%    0.0000%

BOOK VALUE OF REO PROPERTY:                                  0.00

AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,668,992.00

AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  3,775,773.49

AGGREGATE COLLECTIONS
WITH RESPECT TO THE MORTGAGE LOANS:                  6,444,765.49

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               3,768,768.62

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            3,525,238.69

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATE HOLDERS:             0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:                    0.00

AGGREGATE CURRENT
INTEREST SHORTFALL TO BONDHOLDERS:                           0.00

AGGREGATE CURRENT INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                              0.00

CURRENT AGGREGATE
PRINCIPAL BALANCE OF THE MORTGAGE LOANS:           362,693,215.14

AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             2,446

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:     April 27, 1998
AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTERESTS MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT
OF REALIZED LOSSES SINCE THE CLOSING DATE:                   0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:            0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:              0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:     0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:           0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:            0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:              0.00
Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Collateralized Mortgage Notes
Series 1998-1
Statement to Bondholders

DISTRIBUTION IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST       PRINCIPAL

A    295,678,848.00  287,218,185.07  1,591,667.44    4,326,491.59
M-1   27,982,225.00   27,181,531.36    161,956.62      409,447.15
M-2   24,251,262.00   23,557,327.50    142,325.52      354,854.20
B     14,923,854.00   14,496,817.37     87,584.94      218,371.82

TOTALS 362,836,189.00  352,453,861.30  1,983,534.52  5,309,164.76

                                                          CURRENT
                     REALIZED          DEFERRED         PRINCIPAL
CLASS      TOTAL       LOSSES          INTEREST           BALANCE

A   5,918,159.03         0.00              0.00    282,891,693.48
M-1   571,403.77         0.00              0.00     26,772,084.21
M-2   497,179.72         0.00              0.00     23,202,473.30
B     305,956.76         0.00              0.00     14,278,445.55

TOTALS  7,292,699.28     0.00              0.00    347,144,696.54

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 452628AT7 971.385633 5.383095 14.632401 20.015497 956.753232
M-1 452628AU4 971.385634 5.787839 14.632401  20.420241 956.753232
M-2 452628AV2 971.385633 5.868788 14.632401  20.501190 971.753232
B   452628AW0 971.385633 5.868788 14.632401  20.501190 971.753232

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       6.650000%             6.650000%
M-1     7.150000%             7.150000%
M-2     7.250000%             7.250000%
B       7.250000%             7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  April 30, 1998                     Irvine, CA 92614
DISTRIBUTION DATE:  May 26, 1998    FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:          May 26, 1998
DELINQUENT AND
FORCLOSURE LOAN     30 TO 59     60 TO 89    90 PLUS
INFORMATION             DAYS         DAYS       DAYS         TOTAL
PRINCIPAL BALANCE 937,666.15   171,457.97       0.00  1,109,124.12
% OF POOL BALANCE     0.2624      0.0480%    0.0000%       0.3104%
NUMBER OF LOANS            5            1          0             6
PERCENTAGE OF LOANS  0.2068%      0.0414%    0.0000%       0.2481%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE       0.00    363,276.11  129,899.32  493,175.43
% OF POOL BALANCE   0.0000%       0.1017%    0.0363%       0.1380%
NUMBER OF LOANS           0             2         1              3
PERCENTAGE OF LOANS 0.0000%       0.0827%    0.0414%       0.1241%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE      0.00    126,453.48      0.00     760,654.26
% OF POOL BALANCE   0.0000%       0.0354%     0.0000%      0.2128%
NUMBER OF LOANS           0             1           0            6
PERCENTAGE OF LOANS 0.0000%       0.0414%     0.0000%      0.2481%
REO LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00       0.00%
% OF POOL BALANCE   0.0000%       0.0000%      0.0000%    0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS 0.0000%       0.0000%      0.0000%    0.0000%

BOOK VALUE OF REO PROPERTY:                                  0.00

AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,597,176.93

AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  5,312,521.18

AGGREGATE COLLECTIONS
WITH RESPECT TO THE MORTGAGE LOANS:                  7,909,698.11

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               5,309,164.76

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            5,067,505.28

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATE HOLDERS:             0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:                    0.00

AGGREGATE CURRENT
INTEREST SHORTFALL TO BONDHOLDERS:                           0.00

AGGREGATE CURRENT INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                           (0.01)

CURRENT AGGREGATE
PRINCIPAL BALANCE OF THE MORTGAGE LOANS:           357,377,029.78

AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             2,418

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:     May 26, 1998
AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                3,664.18

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               43,906.75

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               47,570.93

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTERESTS MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT
OF REALIZED LOSSES SINCE THE CLOSING DATE:                   0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:            0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:              0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:     0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:           0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:            0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:              0.00
Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Collateralized Mortgage Notes
Series 1998-1
Statement to Bondholders

DISTRIBUTION IN DOLLARS
                             PRIOR
           ORIGINAL      PRINCIPAL
CLASS    FACE VALUE        BALANCE       INTEREST       PRINCIPAL

A    295,678,848.00  282,891,693.48  1,567,691.47    5,437,367.77
M-1   27,982,225.00   26,772,084.21    159,517.00      514,577.38
M-2   24,251,262.00   23,202,473.30    140,181.61      445,967.07
B     14,923,854.00   14,278,445.55     86,265.61      274,441.28

TOTALS 362,836,189.00  347,144,696.54  1,953,655.69  6,672,353.50

                                                          CURRENT
                     REALIZED          DEFERRED         PRINCIPAL
CLASS      TOTAL       LOSSES          INTEREST           BALANCE

A   7,005,059.24         0.00              0.00    277,454,325.71
M-1   674,094.38         0.00              0.00     26,257,506.83
M-2   586,148.68         0.00              0.00     22,756,506.23
B     360,706.89         0.00              0.00     14,004,004.27

TOTALS  8,626,009.19     0.00              0.00    340,472,343.04

FACTOR INFORMATION PER $1000 OF ORIGINAL FACE
                  PRIOR                                   CURRENT
              PRINCIPAL                                 PRINCIPAL
CLASS CUSIP BALANCE INTEREST PRINCIPAL TOTAL BALANCE A 452628AT7 956.753232 5.302008 18.389438 23.691445 938.363794
M-1 452628AU4 956.753232 5.700655  18.389438 24.090092 938.363795
M-2 452628AV2 956.753232 5.780384  18.389438 24.169822 938.363794
B   452628AW0 956.753232 5.780384  18.389437 24.169822 938.363795

PASS-THROUGH RATES

CLASS     CURRENT                  NEXT

A       6.650000%             6.650000%
M-1     7.150000%             7.150000%
M-2     7.250000%             7.250000%
B       7.250000%             7.250000%

SELLER:  IMH Assets Corp              ADMINISTRATOR:  Cindy Tsang
MASTER SERVICER:  IMPAC       Bankers Trust Co. of California, NA
CO-LEAD UNDERWRITERS:  Bear, Stearns & Co. Inc       3 Park Plaza
RECORD DATE:  May 29, 1998                     Irvine, CA 92614
DISTRIBUTION DATE:  June 25, 1998    FACTOR INFO.: (800)735-7777
Page 1 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:          June 25, 1998
DELINQUENT AND
FORCLOSURE LOAN     30 TO 59     60 TO 89    90 PLUS
INFORMATION             DAYS         DAYS       DAYS         TOTAL
PRINCIPAL BALANCE 708,554.51   518,309.06       0.00  1,226,863.57
% OF POOL BALANCE     0.2020      0.1478%    0.0000%       0.3498%
NUMBER OF LOANS            5            2          0             7
PERCENTAGE OF LOANS  0.2098%      0.0839%    0.0000%       0.2937%
FORECLOSURE LOAN INFORMATION:
PRINCIPAL BALANCE       0.00    230,901.73  492,891.81  723,793.54
% OF POOL BALANCE   0.0000%       0.0658%    0.1405%       0.2064%
NUMBER OF LOANS           0             2         3              5
PERCENTAGE OF LOANS 0.0000%       0.0839%    0.1259%       0.2098%
BANKRUPTCY LOAN INFORMATION:
PRINCIPAL BALANCE      0.00   123,223.83  126,385.91  1,148,584.11
% OF POOL BALANCE   0.0000%       0.0351%     0.0360%      0.3275%
NUMBER OF LOANS           0             1           1           10
PERCENTAGE OF LOANS 0.0000%       0.0420%     0.0420%      0.4196%
REO LOAN INFORMATION:
PRINCIPAL BALANCE      0.00          0.00        0.00       0.00%
% OF POOL BALANCE   0.0000%       0.0000%      0.0000%    0.0000%
NUMBER OF LOANS           0             0           0           0
PERCENTAGE OF LOANS 0.0000%       0.0000%      0.0000%    0.0000%

BOOK VALUE OF REO PROPERTY:                                  0.00

AGGREGATE COLLECTIONS OF NET
INTEREST WITH RESPECT TO THE MORTGAGE LOANS:         2,542,954.90

AGGREGATE COLLECTIONS OF PRINCIPAL
WITH RESPECT TO THE MORTGAGE LOANS:                  6,674,664.20

AGGREGATE COLLECTIONS
WITH RESPECT TO THE MORTGAGE LOANS:                  9,217,619.10

CURRENT PERIOD BOND
PRINCIPAL DISTRIBUTION AMOUNT PAYABLE:               6,672,353.51

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO BOND HOLDERS:            6,432,113.55

AGGREGATE PRINCIPAL PREPAYMENTS
INCLUDED IN DISTRIBUTION TO CERTIFICATE HOLDERS:             0.00

AGGREGATE PRIOR UNPAID INTEREST SHORTFALL TO BONDHOLDERS:    0.00

AGGREGATE PRIOR UNPAID
INTEREST SHORTFALL TO CERTIFICATEHOLDERS:                    0.00

AGGREGATE CURRENT
INTEREST SHORTFALL TO BONDHOLDERS:                           0.00

AGGREGATE CURRENT INTEREST
SHORTFALL TO CERTIFICATEHOLDERS:                             0.00

CURRENT AGGREGATE
PRINCIPAL BALANCE OF THE MORTGAGE LOANS:           350,697,595.03

AGGREGATE NUMBER OF THE MORTGAGE LOANS IN POOL:             2,383

Page 2 of 3                  COPYRIGHT 1998 Bankers Trust Company





IMH Assets Corp.
Imperial CMB Trust Series 1998-1
Payment Date Statement
Distribution Date:     June 25, 1998
AMOUNT OF PRINCIPAL ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                4,770.55

AMOUNT OF INTEREST ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               59,625.85

AGGREGATE ADVANCES MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:               64,396.40

AMOUNT OF PREPAYMENT INTEREST
SHORTFALLS WITH RESPECT TO THE RELATED PAYMENT DATE:         0.00

AMOUNT OF COMPENSATING INTERESTS MADE
WITH RESPECT TO THE RELATED PAYMENT DATE:                    0.00

AGGREGATE AMOUNT OF
REALIZED LOSSES FOR THE RELATED PAYMENT DATE:                0.00

CUMULATIVE AMOUNT
OF REALIZED LOSSES SINCE THE CLOSING DATE:                   0.00

NUMBER OF MORTGAGE LOANS REPURCHASED
PURSUANT TO THE MORTGAGE LOAN SALE AND
CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:            0

AGGREGATE NUMBER OF MORTGAGE LOANS
REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:              0

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT FOR THE RELATED PAYMENT DATE:     0.00

AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO THE MORTGAGE LOAN SALE
AND CONTRIBUTION AGREEMENT SINCE THE CLOSING DATE:           0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF THE
SERVICING AGREEMENT FOR THE RELATED PAYMENT DATE:            0.00
AGGREGATE PRINCIPAL BALANCE OF MORTGAGE
LOANS REPURCHASED PURSUANT TO SECTION 3.18 OF
THE SERVICING AGREEMENT SINCE THE CLOSING DATE:              0.00
Page 3 of 3                  COPYRIGHT 1998 Bankers Trust Company